AMENDMENT AND EXTENSION AGREEMENT

       NBD Bank ("NBD" or "Lender"), Secom General Corporation ("Secom"), Form Flow, Inc. ("Form Flow"), L & H Die, Inc. ("L&H"), Micanol, Inc. ("Micanol"), Uniflow Corporation ("Uniflow"), and MMC Manufacturing Corp. f/k/a Milford Manufacturing, Corporation ("Milford") enter into this Amendment and Extension Agreement (this "Agreement") on November 25, 1998. For convenience (i) Secom, Form Flow, L&H, Micanol, Uniflow, and Milford are referred to herein, collectively, as "Borrowers" and, individually, as a "Borrower," (ii) Secom, Form Flow, L&H, Micanol, Uniflow, and Milford in their capacity as guarantor of another Borrower's debt to NBD, and any other person or entity who guaranteed the obligations of one or more of Borrowers to NBD are referred to herein, collectively, as "Guarantors", and, individually, as a "Guarantor," and (iii) Borrowers and Guarantors are referred to herein, collectively, as the "Parties" and, individually, as a "Party."


                                   RECITALS

       A. NBD, as lender and secured party, and Borrowers, as borrowers and debtors, are parties to a certain Amended and Restated Revolving Credit and Loan Agreement dated as of June 30, 1996, as amended by Acknowledgement to Amended and Restated Revolving Credit and Loan Agreement, dated April 4, 1997, First Amendment to Amended and Restated Revolving Credit and Loan Agreement dated August 22, 1997 and Second Amendment to Amended and Restated Revolving Credit and Loan Agreement, dated as of January 1, 1998 (collectively, as so amended and as may be further amended and with all supplements thereto, the "Credit Agreement"). Capitalized terms used herein but not defined shall have the meanings given to them in the Credit Agreement.

       B. In furtherance of, and in accordance with, the Credit Agreement, NBD agreed, among other things, to make available to Borrowers (i) a secured committed revolving credit facility in an aggregate principal amount not to exceed $4,000,000 (the "Revolving Credit Facility"), (ii) secured discretionary line of credit advances (the "Line of Credit"), in an aggregate principal amount not to exceed $2,000,000, against the security of accounts receivable and inventory described in the Credit Agreement, subject to certain limitations, and (iii) a term loan in the original principal amount of $800,000 (the "Term Loan").

       C. In furtherance of, and in accordance with the Credit Agreement, NBD also agreed, among other things, to make discretionary advances to Borrowers in an aggregate principal amount not to exceed $1,500,000 ("Equipment Line") to be used for the acquisition of equipment by any Borrower, and NBD agreed to extend discretionary advances to Secom in an aggregate principal amount not to exceed $300,000 ("Improvement Line") to be used for the improvement of Secom's facility at 38200 Ecorse Road, Romulus, Michigan.

       D. The Revolving Credit Facility is evidenced by an Amended and
Restated


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

Revolving Credit Note dated as of June 30, 1996 in the original principal amount of $4,000,000 (the "Revolving Note"). The Line of Credit is evidenced by a Line of Credit Note, dated as of June 30, 1996, in the original principal amount of $2,000,000 (the "Line of Credit Note"). The Term Loan is evidenced by an Amended and Restated Term Note dated June 30, 1996 (the "Term Note") in the original principal amount of $800,000. The Equipment Line is evidenced by an Amended and Restated Equipment Line Note (the "Equipment Line Note") dated as of January 1, 1998, in the original principal amount of $1,500,000, and the Improvement Line was evidenced by a Promissory Note (the "Improvement Line Note") dated as of August 22, 1997, in the original principal amount of $300,000. The Improvement Line Note has been paid in full and no further advances will be made under the Improvement Line. For convenience, the Revolving Note, the Line of Credit Note, the Term Note, and the Equipment Line Note are referred to herein, collectively, as the "Notes."

       E. Among other mortgages and security agreements (i) Secom executed and delivered to NBD (A) an Amended and Restated Security Agreement dated June 30, 1996, as amended by an Amendment to Amended and Restated Security Agreement dated March 31, 1997 (as may be further amended and with all supplements thereto, the "Secom Security Agreement"), (ii) Micanol executed and delivered to NBD an Amended and Restated Security Agreement dated as of June 30, 1996, as amended by Amendment to Amended and Restated Security Agreement dated March 31, 1997 (as amended and as may be further amended and with all supplements thereto, the "Micanol Security Agreement"), (iii) Form Flow executed and delivered to NBD an Amended and Restated Security Agreement dated June 30, 1996, as amended by Amendment to Amended and Restated Security Agreement dated March 31, 1997, a Continuing Security Agreement dated August 22, 1997 and a Continuing Security Agreement dated November 5, 1997, (collectively, as amended and as may be further amended and with all supplements thereto, the "Form Flow Security Agreements"), (iv) L&H executed and delivered to NBD an Amended and Restated Security Agreement dated as of June 30, 1996, as amended by Amendment to Amended and Restated Security Agreement dated March 31, 1997, a Continuing Security Agreement dated August 22, 1997, and a Continuing Security Agreement dated November 5, 1997 (as so amended and as may be further amended and with all supplements thereto, the "L&H Security Agreements"), (v) Uniflow executed and delivered to NBD an Amended and Restated Security Agreement dated June 30, 1996, as amended by Amendment to Amended and Restated Security Agreement dated March 31, 1997, and a Continuing Security Agreement dated August 22, 1997 (as so amended and as may be further amended from time to time and with all supplements thereto, the "Uniflow Security Agreements"), and (vi) Milford executed and delivered to NBD a Security Agreement dated April 4, 1997 (as so amended and as may be further amended from time to time and with all supplements thereto the "Milford Security Agreement"). For convenience, the Secom Security Agreement, the Form Flow Security Agreements, the L&H Security Agreements, the Micanol Security Agreement, the Uniflow Security Agreements, and the Milford Security Agreement are referred to herein, collectively, as the "Security Agreements."

       F. In addition to the Secom Security Agreement, Secom also executed and delivered to NBD an Amended and Restated Future Advance Mortgage, dated December 6, 1995, and


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

recorded on March 6, 1996 in Liber 28654, Pages 367-381 of the Wayne County Records (as may be amended and with all supplements thereto, the "Secom Mortgage"), which Secom Mortgage relates to property located at 6901 Cogswell Avenue,. 6999 Cogswell Avenue and 38200 Ecorse Road (collectively, "the Mortgaged Premises").

       G. All of the obligations of Secom to NBD, whether then existing or thereafter created or arising, are guaranteed by L&H, Uniflow, Form Flow and Micanol, jointly and severally, pursuant to that certain Amended and Restated Continuing Guaranty, dated as of June 30, 1996 (as may be amended and with all supplements thereto, the "Secom Guaranty").

       H. All of the obligations of L&H to NBD, whether then existing or thereafter created or arising, are guaranteed, jointly and severally, by Secom, Uniflow, Form Flow and Micanol, pursuant to that certain Amended and Restated Continuing Guaranty, dated as of June 30, 1996, (as may be amended and with all supplements thereto, the "L&H Guaranty").

       I. All of the obligations of Uniflow to NBD, whether then existing or thereafter created or arising, are guaranteed, jointly and severally, by Secom, L&H, Form Flow and Micanol, pursuant to that certain Amended and Restated Continuing Guaranty, dated as of June 30, 1996, (as may be amended and with all supplements thereto, the "Uniflow Guaranty").

       J. All of the obligations of Form Flow to NBD, whether then existing or thereafter created or arising, are guaranteed, jointly and severally, by Secom, L&H, Uniflow and Micanol, pursuant to that certain Amended and Restated Continuing Guaranty, dated as of June 30, 1996, (as may be amended and with all supplements thereto, the "Form Flow Guaranty").

       K. All of the obligations of Micanol to NBD, whether then existing or thereafter created or arising, are guaranteed, jointly and severally, by Secom, L&H, Uniflow, and Form Flow, pursuant to that certain Amended and Restated Continuing Guaranty, dated as of June 30, 1996, (as may be amended and with all supplements thereto, the "Micanol Guaranty").

       L. All of the obligations of L&H, Uniflow, Form Flow, Secom and Micanol to NBD, whether then existing or thereafter created or arising, are guaranteed by Milford pursuant to separate guaranties, each dated April 4, 1997, executed by Milford in favor of NBD (as may be amended, and with all supplements thereto, the "Milford Loan Party Guaranties").

       M. For convenience, the Secom Guaranty, the L&H Guaranty, the Uniflow Guaranty, the Form Flow Guaranty, the Micanol Guaranty, and the Milford Loan Party Guaranties are referred to herein, collectively, as the "Guaranties," and such Guaranties and all other documents and instruments executed by any Guarantor in connection therewith are referred to herein, collectively, as the "Guarantor Loan Documents."

       N. For convenience, all of the foregoing documents, mortgages, agreements, assignments and promissory notes set forth in Recitals A through M above, together with any other documents, instruments, agreements or promissory notes executed in connection with, or in furtherance of, any of the foregoing, as amended from time to time, including as amended by this Agreement, but exclusive of all present or future oral agreements between NBD and any one or more of the Parties, are referred to herein, collectively, as the "Loan Documents."

       O. On November 6, 1998 (i) there was $2,207,793.17 in principal owing by Borrowers to NBD under the Revolving Credit Facility, (ii) there was $0 in principal owing by Borrowers to NBD under the Line of Credit, (iii) there was $625,592.35 in principal owing by Borrowers to NBD under the Term Loan, and
(iv) there was $644,680.00 in principal owing by Borrowers to NBD under the Equipment Line, in each case, plus accrued but unpaid interest, costs and expenses (including attorneys' fees) called for by the Credit Agreement. In early 1998, substantially all of Milford's tangible assets were sold to a third party unaffiliated with any Borrower and a portion of the proceeds of such sale were applied to repay certain of Milford's obligations to NBD. Milford remains a loan party Borrower and Guarantor under the Loan Documents, however, and in that regard, Milford still has obligations to NBD. For convenience, all of the obligations referred to in the immediately preceding sentence, together with all other principal and interest due or becoming due to NBD, together with the payment of all other sums, indebtedness and liabilities of any and every kind now or hereafter owing and to become due from Borrowers to NBD however created, incurred, evidenced, acquired or arising, and whether direct or indirect, primary, secondary, fixed or contingent, matured or unmatured, joint, several, or joint and several, and whether for principal, interest, reimbursement obligations, indemnity obligations, obligations under guaranty agreements, fees, costs, expenses, or otherwise, all of Borrowers' obligations under this Agreement, together with all other present and future obligations of Borrowers to NBD, are referred to herein, collectively, as the "Obligations."

       P. Each Party, jointly and severally, acknowledges and agrees that (i) the Obligations, Guarantors' obligations under the Guarantor Loan Documents, and all other obligations of any one or more of the Parties to NBD are owing to NBD without setoff, recoupment, defense or counterclaim, in law or in equity, of any nature or kind; (ii) the Obligations are secured by valid, perfected, indefeasible, enforceable, first priority liens and security interests in favor of NBD in, among other things (A) all of each Borrower's present and future accounts, chattel paper, instruments, documents and inventory, contracts and business records (but excluding computer hardware and software), and all proceeds and products of all of the foregoing, as more fully described in the Security Agreements; (B) specific equipment of Form Flow located at 6901 Cogswell, Romulus, Michigan 48174, as more fully described on Exhibit A to the Continuing Security Agreement dated August 22, 1997, executed by Form Flow in favor of NBD; (C) a Mazak ZTC-16B vertical machining center, SN130013 and accessories owned by Form Flow as more fully described in the Continuing Security Agreement dated November 5, 1997 executed by Form Flow in favor of NBD; (D) specific equipment of L&H located at 38200 Ecorse Road, Romulus, Michigan 48174, as more fully described on Exhibit A to the Continuing Security Agreement dated August 22, 1997, executed by L&H in favor of NBD; (E) specific equipment of L&H located at 38200 Ecorse Road, Romulus, MI 48174-1350, as more fully described in the Continuing Security Agreement dated November 5, 1997 executed by L&H in favor of NBD; and (F) specific equipment of Uniflow located at

26600 Heyn Drive, Novi, Michigan 48374, as more fully described on Exhibit A to the Continuing Security Agreement dated August 22, 1997, executed by Uniflow in favor of NBD. The Obligations are also secured by a first priority lien, security interest and mortgage in favor of NBD with respect to the Mortgaged Premises, as more fully described in the Secom Mortgage. For convenience all collateral referred to above, together with all other collateral described in the Loan Documents and all collateral heretofore, simultaneously herewith or hereafter granted to NBD by any one or more of the Parties to secure any of the Obligations or any one or more of the Parties' other obligations to NBD, including, without limitation, the obligations of any one or more of the Guarantors under the Guarantor Loan Documents, is referred to, collectively, as the "Collateral."

       Q. Each Party reaffirms, ratifies, confirms and approves its obligations and duties under the Loan Documents, as modified by this Agreement. Without limiting the generality of the immediately preceding sentence, Guarantors hereby reaffirm, ratify, confirm and approve their obligations and duties under the Guarantor Loan Documents, and the provisions herein, and acknowledge and agree that the Guarantor Loan Documents extend to, and cover, all of the Obligations, including the sums described in Paragraph N above. Each Party, jointly and severally, reaffirms, ratifies and confirms the liens, mortgages, assignments and security interests granted to NBD in the Collateral under the Loan Documents or otherwise.

       R. Borrowers are in default under Loan Documents for the following reasons:

           (i) Based on Borrowers' financial statements dated August 30, 1998 (the "August 1998 Financials"), Borrowers' Cash Flow Coverage Ratio is less than 1.20 to 1.00;

           (ii) Borrowers' Tangible Capital Funds are less than $10,000,000 (On August 31, 1998, Borrowers' Tangible Capital Funds were $8,090,364.00);

           (iii) Borrowers' Current Ratio is less than 1.25 to 1.00 (on August 31, 1998, Borrowers' Current Ratio was 1.22 to 1.00);

           (iv) Based on the Borrowers' financial statements for the quarter ended June 30, 1998, Borrowers' total Funded Debt to EBITDA is greater than 4.75 to 1.00, in violation of Borrowers' loan documents with G.E. Capital Public Finance, Inc and Key Corp. (Under Section 7.1(f) of the Loan Documents, a default by Borrowers with respect to a debt to other lenders is a default under the Loan Documents); and

           (v) Borrowers have failed to pay real and personal property taxes on Borrowers' assets in an amount totaling approximately $250,000 in the aggregate (the "Unpaid Taxes").

       For convenience, the above-described defaults are referred to collectively as the "Existing Defaults." Each Party represents and warrants, after due inquiry and investigation, that none of them is aware of any other Events of Default or defaults, or of any event which, with the passage of time, notice, or both, would become an Event of Default or a default under the Loan Documents or this Agreement.

       S. Each Party also acknowledges that based on the Existing Defaults, NBD has the right, without further notice, to enforce its rights under the Loan Documents (including the Guarantor Loan Documents) and applicable law. Further, if NBD took such action, each Party acknowledges that NBD's actions would be within NBD's rights under the Loan Documents (including the Guarantor Loan Documents) and applicable law, and would be reasonable and appropriate under the circumstances.

       T. Each Party acknowledges and agrees that (i)NBD has fully performed all of its obligations under the Loan Documents; (ii)NBD has no obligation to continue to lend to Borrowers, or to forbear from enforcing its rights and remedies beyond the Forbearance Period (as hereinafter defined); (iii) any loans made after the date of this Agreement will be made in NBD's sole discretion; and (iv) NBD has made no representations of any nature or kind that funding in any amount will continue, or that the Forbearance Period (as hereinafter defined) will be extended beyond the expiration thereof.

       U. Each Party further acknowledges and agrees that the actions taken by NBD to date in furtherance of the Loan Documents are reasonable and appropriate under the circumstances and are within NBD's fights under the Loan Documents and applicable law.

       V. Each Party represents and warrants to NBD that it has received direct and substantial economic benefit from all of the Obligations and that it will continue to receive direct and substantial economic benefit from such Obligations, and from any other loans made or which may be made in the future to Borrowers.

       W. NBD informed Borrowers on several occasions that NBD is concerned about the Existing Defaults and that Borrowers must take steps to address such Existing Defaults. The Parties have informed NBD that they have engaged the services of an investment banking firm (the "Investment Banker") to explore, among other things, potential acquisition candidates for the business as a whole or for the various business segments of Borrowers. The Parties have requested that NBD agree to waive the Existing Defaults to allow the Parties, with the assistance of the Investment Banker, time to develop and begin to implement a plan with respect to sale of the business as a whole or Borrowers' various business segments.

       X. Subject to the terms and conditions of this Agreement, and in reliance on the Parties' agreements, acknowledgments, representations, and warranties in this Agreement, NBD has agreed to amend the Loan Documents and waive the Existing Defaults under the Loan Documents (including the Guarantor Loan Documents), as set forth below.

                                  AGREEMENT

       Based on the foregoing Recitals (which are incorporated herein as agreements, representations, warranties, and covenants of the respective Parties, as the case may be), and for other good and valuable consideration, the adequacy and receipt of which are acknowledged by each Party hereto, NBD and each Party agree as follows:

       1. Waiver.

       (a) Subject to the following conditions and those set forth below, NBD agrees to waive the Existing Defaults through February 1, 1999 (the "Extension Period"), at which time, unless earlier demand is made, all Obligations shall be due and payable in full without further notice or demand by NBD.

       (b) NBD's agreement to waive the Existing Defaults through the Extension Period is conditioned upon NBD receiving, on or before November 18, 1998 (the "Effective Date"), a fully-executed copy of this Agreement, together with fully-executed copies of all of the exhibits that require signature.

       (c) Anything here to the contrary notwithstanding, NBD's waiver shall be deemed null and void and of no further force and effect if during the Extension Period there are further Events of Default or defaults under the Loan Documents, including this Agreement, or if any Party fails to fully comply with all the terms and conditions of this Agreement or any of the other Loan Documents.

       2. Financial Covenants During Extension Period. Attached hereto as Exhibit A is a copy of projections prepared by Borrowers (the "Projections") of operating results and cash flows through March 31, 1999. In accordance with the Projections, and as an accommodation to Borrowers, anything to the contrary in the Loan Documents notwithstanding, through the Extension Period, the following financial covenants shall be applicable, rather than the Cash Flow Coverage Ratio, Tangible Capital Funds and Current Ratio covenants set forth in the Credit Agreement:

           (a) Borrowers' Total Equity shall not be less than $7,000,000. For the purposes of this covenant, "Total Equity" means book net worth determined in accordance with generally acceptable accounting principles;

           (b) Borrowers' Total Liabilities to Total Equity shall not exceed
       2.5 to 1.0. Notwithstanding anything in the Loan Documents to the contrary, for the purposes of this covenant, "Total Liabilities" means all liabilities of Borrowers of any nature whatsoever;

           (c) Borrowers' Current Ratio shall not be less than 0.6 to 1.0;
       and



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

           (d) Borrowers' EBITD shall not be less than $125,000 for the month of October, 1998, not less than $65,000 for the month of November, 1998 and not less than negative $45,000 for the month of December, 1998.

       3. Interest. Notwithstanding anything to the contrary in the Loan Documents, prior to the occurrence of a default or Event of Default under this Agreement or any of the other Loan Documents (excluding the Existing Defaults during the Forbearance Period, but including a worsening of such Existing Defaults) (a) all Obligations shall bear interest computed on the basis of the actual number of days elapsed in a year of 360 days at the rate of 1% per annum ab.ove the rate announced from time to time by NBD as its prime rate, which may not be the lowest rate charged by NBD to any of its customers (the "Applicable Rate"). After the occurrence of an Event of Default or default under this Agreement or the Loan Documents (excluding the Existing Defaults during the Forbearance Period, but including a worsening of such Existing Defaults), all of such Obligations at NBD's sole discretion shall bear interest at the rate of 3% per annum above the Applicable Rate (the "Default Rate"). Notwithstanding the foregoing, in no event whatsoever shall the rate of interest charged under this Agreement or any agreement or note executed in connection herewith or referred to or incorporated herein exceed the highest rate permitted by applicable law. The fact that NBD is entitled to receive a higher rate of interest upon default is to compensate NBD for increased administrative and monitoring costs and shall not in any manner be deemed to have waived or modified any of NBD's rights in connection with the occurrence of a default or any Event of Default under this Agreement or any other Loan Document.

       4. Increase in Line of Credit and Termination of Improvement Line, Equipment Line Credit, and Revolving Credit Facility.

       (a) The $4,000,000 Revolving Credit Facility described in Recital B(i), the Improvement Line described in Recital C, and the Equipment Line of Credit described in Recital C are hereby terminated. No further advances under the Revolving Credit Facility, the Improvement Line, or the Equipment Line of Credit will be made.

       (b) Anything to the contrary in the Loan Documents notwithstanding, and as reflected by the amendments to the Credit Agreement described in paragraphs 4, 5 and 6 below, NBD's commitment and obligation to make Loans is terminated. NBD's uncommitted credit authorization to Borrowers referred to in Section 2.1(b) of the Credit Agreement shall remain in place but in the principal sum not to exceed $3,000,000 in the aggregate at any one time outstanding, which uncommitted credit authorization shall be evidenced by a Second Amended and Restated Master Demand Business Loan Note as more fully described in Section 12 below. Under this uncommitted credit authorization, NBD, in its sole and absolute discretion, may decide whether or not to make any future Loans to Borrowers. NBD may refuse to advance for any reason or for no reason at any time, even if Borrowers have collateral availability to borrow under the Loan Documents and no Event of Default or default has occurred under such Loan Documents. The fact that NBD in its sole and absolute discretion makes one or more Loans after the date of this Agreement does not in any way obligate NBD to make any other Loans


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

under the Revolving Loan Authorization or otherwise.

       5. Revised Definitions.

       (a) The following definitions in Section 1.1 of the Credit Agreement are hereby amended in their entirety to read as follows:

           "Authorization Amount" means an uncommitted credit authorization to Borrowers under Section 2.1(b) in the principal sum not to exceed $3,000,000, in the aggregate at any time outstanding.

           "Current Ratio" means the relationship, expressed as a numerical ratio, which (i) the amount of current assets of the Loan Parties, determined on a Combined basis, which would be properly classified as a current asset under GAAP, bears to (ii) the amount of current liabilities of the Loan Parties determined on a Combined basis, which would be properly classified as current liabilities under GAAP. For the purposes of this definition, current assets shall not include assets that represent capital equipment being held for sale over the next six month, and current liabilities shall not include debt associated with such assets.

           "Tangible Capital Funds" means Tangible Net Worth plus
       Subordinated Debt.

           "Termination Date" means the earlier to occur of (a) the date on which a demand for payment of the obligations is made by NBD, (b) February 1, 1999, and (c) the date on which NBD's obligations shall be terminated pursuant to Section 7.2.

       (b) The definition of "Borrowing Base" contained in Section 1.1 of the Credit Agreement is hereby amended by changing the last sentence at the end of that definition to read as follows: "In no event will the amount included in the Borrowing Base under clause (b) above (for Eligible Inventory) exceed $500,000."

       (c) The definition of "Commitment" contained in Section 1.1 of the Credit Agreement is hereby deleted in its entirety.

       6. Changes With Respect to Revolving Loans. Section 2.1 of the Credit Agreement is hereby amended as follows:


       (a) Section 2.1(a) of the Credit Agreement is deleted in its entirety;

       (b) Section 2. l(b) of the Credit Agreement is hereby amended to read in its entirety as follows:


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

               (b) Revolving Loan Authorization. Subject to the terms and conditions of this Agreement, NBD may, in its sole and absolute discretion, make Revolving Loans to the Borrowers, jointly and severally, from the Effective Date and before the Termination Date as Borrowers may from time to time request from NBD; provided, however, that the aggregate principal amount of all Revolving Loans which are outstanding hereunder shall not at any time exceed the Authorization Amount; provided, further, that the aggregate principal amount of all Revolving Loans which NBD shall make pursuant to this Section 2. l(b) at any time shall not, when added to the principal balance of the Revolving Loans outstanding at such time plus the aggregate face amount of all outstanding L/Cs, exceed (i) the borrowing base at such time; or (ii) the Authorization Amount at such time. The Revolving Loans advanced under this Section 2.1(b) shall be evidenced by a Second Amended and Restated Master Demand Business Loan Note of Borrower in substantially the form of Exhibit B to the Amendment and Forbearance Agreement by and among Borrowers and NBD. Such Note shall be dated the Effective Date and stated to mature on demand. Interest shall accrue on the unpaid principal balance of the Revolving Loans from time to time outstanding under this Section 2.1(b) at the applicable rate(s) and shall be payable in accordance with Section 4.2. Subject to the other terms and conditions of this Agreement, and subject to NBD's sole and absolute discretion, the Revolving Loans may be borrowed, repaid and re-borrowed prior to the Termination Date. Although such Note shall be expressed to be payable in the maximum amount of $3,000,000, the Borrowers shall be obligated to pay only the unpaid principal balance of the Revolving Loans, together with interest thereon and other amounts due in connection therewith as provided herein and in the Note. The proceeds of the Revolving Loans shall be used by the Borrowers for working capital or other general corporate purposes of the Loan Parties.

       7. Issuance of Letters of Credit. The introductory paragraph of
Section 2.3(a) of the Credit Agreement is hereby amended to read in its entirety as follows:

           (a) Issuance of L/Cs. Upon the request by the Borrowers (with no less than three Business Days prior written application in such form as requested by NBD), and provided there is sufficient availability under the Borrowing Base and Authorization, NBD may, in its sole and absolute discretion, issue for the account of any Borrower standby or commercial letters of credit, upon the following conditions:


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

       8. Sale of the Press. The Parties have informed NBD that they are attempting to sell a 900 ton press (the "Press"), which has been partially paid for but has never been delivered to Borrowers. The Parties have informed NBD that they have been told that the Press is expected to sell for between $600,000-$700,000. The Parties acknowledge that NBD advanced to Borrowers $246,403, which funds were utilized as a down payment on the Press. The Parties have informed NBD that the sale proceeds on the Press will be delivered to NBD immediately upon receipt to be applied by NBD to the Obligations in any order NBD determines in its sole discretion. It is NBD's current intention to apply the proceeds it receives from the sale of the Press to the balance outstanding on the Amended Equipment Term Note (as defined in Section 11), but NBD reserves the right to apply such sale proceeds in its sole discretion to the Obligations in any manner it deems appropriate.

       9. Reporting Requirements.

       (a) Sections 6.1(d)(iv) and (v) of the Credit Agreement are hereby amended in their entirety to read as follows:

           (iv) daily, a Borrowing Base Certificate in a form and detail reasonably acceptable to Bank, executed by the chief financial officers of the Loan Parties and completed as of the end of the preceding day sent by facsimile with the originals to follow by U.S. Mail;

           (v) as soon as available and in any event within 15 days after the end of each calendar month, a report listing the accounts receivable aging, accounts payable aging and inventory of all of the Loan Parties, in a form and detail reasonably acceptable to Bank, executed by the chief financial officers if, the Loan Parties and completed as of the end of the most recently ended month;

       (b) Sections 6.1(d)(ix) and(x) are added to the Credit Agreement as follows:

           (ix) Within 15 days after the end of each month, a balance sheet as of the end of such month and statements of income, retained earnings and cash flows from the beginning of the fiscal year to the end of such month, certified as correct by one of Borrowers' authorized agents; and

           (x) Such other documents, certificates, financial reports or statements as Bank may reasonably request.

       (c) Simultaneously with the execution of this Agreement, the Parties shall provide to NBD all documents in their possession or control with respect to the Investment Banker, including, without limitation, engagement letters, preliminary analyses, time tables, correspondence, expressions of interest from any third parties, and cost analyses, and other documents and materials. Thereafter, immediately upon receipt, the Parties shall provide to

NBD copies of all Investment Banker information. In addition, the Parties hereby authorize NBD to speak directly to such Investment Banker regarding the Investment Banker's progress with respect to marketing the business, so long as a representative of Borrowers is present during such discussions.

       10. Year 2000 Issues. Borrowers will take all actions reasonably necessary to assure that Year 2000 Issues will not have a material adverse effect on the business, operations or financial condition of Borrowers. Upon NBD's request, Borrowers will provide NBD with a description of their plan to address Year 2000 Issues, including updates and progress reports. Borrowers will advise NBD of any reasonably anticipated material adverse effect on the business, operations or financial condition of Borrowers as a result of Year 2000 Issues.

       11. Amended and Restated Notes. The Revolving Note and the Line of Credit Note are consolidated, amended, restated and replaced in their entirety by a Second Amended and Restated Master Demand Business Loan Note, in the form of Exhibit B attached hereto (the "Amended Revolving Note"). The Term Note is amended and restated and replaced in its entirety by a Second Amended and Restated Term Note in the form of Exhibit C attached hereto (the "Amended Term Note"). The Equipment Line Note is amended, restated and replaced in its entirety by a Second Amended and Restated Equipment Term Note in the form of Exhibit D attached hereto (the "Amended Equipment Term Note"). The Improvement Loan Note was paid in full in early 1998 and, therefore, is hereby canceled. For convenience, the Amended Revolving Note, the Amended Term Note, and the Amended Equipment Line Note are referred to herein, collectively, as the "Amended Notes." Any reference in any other document or instrument (including, but not limited to, the Credit Agreement) to the Revolving Note, the Line of Credit Note or the Equipment Term Note shall constitute a reference to the Amended Notes. The Amended Notes are in substitution and exchange for the Notes and shall not in any circumstances be deemed a novation or to have paid, terminated, extinguished or discharged Borrowers' indebtedness evidenced by such Notes, all of which indebtedness shall continue under, and be evidenced and governed by, the Amended Notes.

       12. Dominion of Funds and Lockbox Arrangements. Borrowers have recently executed and delivered to NBD a Dominion of Funds Agreement, attached hereto as Exhibit E. Borrowers agree to continue to operate within the terms and conditions of the Dominion of Funds Agreement and also within the terms and conditions of the Lockbox Agreement which they have previously executed.

       13. Amended and Restated Security Agreements, Second Amended and Restated Mortgage. Simultaneously with the execution and of this Agreement, Borrowers will execute and deliver to NBD (a) Amended and Restated Security Agreements in the form of Exhibit G attached hereto (the "Amended Security Agreements"), and (b) UCC-I Financing Statements in the form of Exhibit H attached hereto (the "New UCC's"), pursuant to which Borrowers will grant to NBD a blanket lien on all of Borrowers' assets, including machinery, equipment, and general intangibles, other than the Other Lenders' M&E, as defined below. Simultaneously with the execution of this Agreement, Secom will execute and deliver to NBD a

Second Amended and Restated Future Advance Mortgage on the Mortgaged Premises in the form of Exhibit I attached hereto (the "Amended Mortgage"). Key Corp. Leasing, Ltd., GE Capital Public Finance, Inc., and Amplicon (collectively, the "Other Lenders") have liens and security interests in certain of Borrowers' machinery, equipment (and with respect to Amplicon only, software) and products and proceeds of the foregoing (the "Other Lenders' M&E"). Borrowers have informed NBD that it is an Event of Default under Borrowers' loan documents with the Other Lenders for Borrowers to grant a lien to NBD on the Other Lenders' M&E without such Other Lenders' consent and that they do not believe such Other Lenders will consent. Thus, as noted above, the Other Lenders' M&E will be excluded from the all asset lien provided for in the Amended Security Agreements and the New UCC's.

       14. Compensation. So long as any of the Obligations remain outstanding, no loans, distributions, advances or other payments of any kind or nature shall be made by any Borrower to any shareholder or any member of their immediate families, other than the following:

           (i) Reasonable cash compensation in an amount no greater than the amount currently being paid to each such individual as of the date hereof, provided that such cash compensation is paid for services actually rendered by the applicable individual to Borrower;

           (ii) Reasonable reimbursement for business expenses incurred in the ordinary course of business; and

           (iii) Employee benefits provided in the ordinary course of business to other employees of Borrower consistent with past practices.

       15. Transactions with Affiliates. Without NBD's prior written consent, which consent may be withheld at NBD's sole discretion, until all of the Obligations are paid in full, no advances will be made by any Borrower to any entity or individual affiliated with any Borrower, whether now existing or formed in the future, except with respect to inter-company transactions consistent with practice, and except for amounts to shareholders and members of their immediate families specifically permitted by Paragraph 14 above.

       16. NBD's Consultant. The Parties acknowledge that counsel to NBD may hire a financial consultant (the "Consultant") to assist such counsel in its evaluation of Borrowers' financial condition and Borrowers' relationship with NBD. The Parties shall provide the Consultant access to Borrowers' facilities, books and records and shall cooperate in good faith with the Consultant and shall cause Borrowers' outside accountant (the "CPA") to cooperate in good faith in connection with the provision of all information requested by the Consultant (including copies of all information in the CPA's possession relating to the Parties). All information provided to the Consultant shall be held in confidence and used only by NBD and its agents in connection with transactions with the Parties.

       17. Additional Covenants. In addition to the covenants already contained in the Loan Documents or elsewhere in this Agreement, Borrowers agree that the Loan Documents are hereby amended to include the following covenants:

           (a) Except as specifically provided herein, Borrowers shall not make any loan or advance to any of their respective shareholders or affiliates without the prior written consent of NBD, except in connection with Borrowers' 401K Plan;

           (b) Borrowers shall not incur any obligations for loans or leases without the prior written consent of NBD;

           (c) Borrowers shall permit NBD or its agents to perform audits of the Collateral whenever deemed necessary by NBD. Borrowers shall compensate NBD for those audits in accordance with NBD's schedule of fees, as may be amended from time to time;

           (d) Borrowers shall not permit any tax or other liens to be placed on any of their property; provided, however, that it shall not be an Event of Default hereunder if the manufacturer of the Press asserts a mechanic's lien against such Press for nonpayment of the Purchase Price; and

           (e) The Parties shall immediately notify NBD in writing of any legal proceeding brought by or against any Borrower or any Guarantor.

       18. Additional Reporting. In addition to any reports or information required by the Loan Documents or this Agreement (which must be provided timely), or that NBD may hereafter request, each

Party must provide NBD with:

           (a) Within one day of receipt, copies of written notices of default received from other creditors, and

           (b) Within one day of gaining knowledge thereof, any adverse information regarding any Party.

       19. Defaults. In addition to any other Events of Default or defaults provided for in the Loan Documents, and without waiver of the demand and discretionary provisions of the Loan Documents, the occurrence of any of the following constitutes an Event of Default and a. default under this Agreement (and each Loan Document):

           (a) If any Party fails to comply with any term or condition in this Agreement (or any agreement referred to or incorporated herein) or the Loan Documents (other than the Existing Defaults);

           (b) If any material adverse change occurs in any Borrower's financial condition or business prospects;

           (c) If any lender, supplier, creditor, lessor, bond holder or representative thereof (collectively, "Creditor") of any Party shall
(i)obtain a judgment against any Party or (ii) receives from -------- any Borrower any prepayments of obligations;

           (d) If any representation or warranty made by any Party in this Agreement or in connection with the negotiation hereof is untrue as of the date made;

           (e) If attachment by way of seizure, levy, lien or otherwise of any assets of any one or more of the Parties;

           (f) If the filing of any notice of lien, levy or assessment by any government, department or agency or the fact that any taxes or debts owing (including the Unpaid Taxes) become a lien or encumbrance upon any assets of any of the Parties; and

           (g) If any Borrower fails to pay or cause to be paid when due any and all taxes with respect to such Borrower's business, including, without limitation, payroll taxes and real property taxes, other than the Unpaid Taxes.

           (h) If any Borrower defaults under any agreement, document or instrument by and among such Borrower and NBD or any of its affiliates, or by and among such Borrower and any other bank, financial institution, lending agency, or leasing agency who has provided financing of any nature to such Borrower, including without limitation, the Other Lenders, except for those defaults under the Borrowers' loan documents with the Other Lenders listed on Exhibit J attached hereto (the "Other Lenders' Existing Defaults").

           (i) If any of the Other Lenders accelerate the obligations owing to them by any of the Borrowers, or otherwise attempt to enforce their rights under any of their loan documents with any of the Borrowers, on account of the Other Lenders Existing Defaults.

       20. Written Documents Control. The Parties acknowledge and agree that in the past, certain terms and provisions of the Loan Documents may not have been complied with and may have been temporarily waived or modified through certain temporary oral agreements or waivers among the Parties and NBD. Each Party acknowledges and agrees that any and all of such oral agreements or waivers are hereby terminated and each Party's duties, obligations, fights and responsibilities with respect to the Loan Documents and this Agreement shall be governed solely in accordance with the terms and conditions of the written Loan Documents between the Parties and NBD, and this Agreement, together with all written supplements or amendments, thereto or hereto, but exclusive of all present or future oral agreements between NBD and any one or more of the Parties.

       21. Bank Accounts. The Parties represent and warrant to NBD that all of the financial and bank accounts of Borrowers of any nature, including, without limitation, checking and savings accounts, time deposit accounts and operating and other deposit accounts and money market and other investment accounts (collectively, the "Bank Accounts"), are maintained with NBD, and Borrowers maintain no such accounts with any other bank, financial institution or other third party. The Parties acknowledge and agree that Borrowers shall continue to maintain all of such Bank Accounts with NBD, and all revenues of Borrowers will be deposited in an NBD Bank Account immediately upon receipt.

       22. No Overdrafts. The Parties acknowledge that, notwithstanding that NBD may have honored overdrafts in the past, hereafter, neither NBD nor any oF its affiliates will, under any circumstances, honor any checks or other items presented to NBD or such affiliates for payment for which there are insufficient available funds in any Borrower's accounts and NBD or. such affiliates, as the case may be, may return any such items so presented.

       23. Authority 10 Debit Accounts. If any payment called for by the Loan Documents, this Agreement Or any other agreement referred to or incorporated herein, or any other present or future agreements between NBD or any of its affiliates on the one hand, or any party on the other hand, is not paid when and as called for under the terms of such agreement, then NBD or any of its affiliates may debit any one or more of any Party's accounts at NBD or any of its affiliates for such amount. The fact that NBD or any of its affiliates has debited any such account will in no way waive or diminish any default for the failure to make such payment when and as due.

       24. No Further Forbearance Implied. Each Party acknowledges that NBD has no obligation to continue making Loans or extend the term of the Forbearance Period or forbear from enforcing its fights and remedies after the Forbearance Period, and nothing contained herein or otherwise is intended to be or is a promise or agreement to continue making Loans, or to extend the term of the Forbearance Period beyond the expiration thereof. Furthermore, no future agreement by NBD to continue making Loans, or to extend the term of the Forbearance Period beyond the expiration thereof, or any other agreement, is valid or enforceable unless it is contained in a written agreement signed by NBD.

       25. Forbearance Fee. In consideration for NBD agreeing to forbear from exercising its rights and remedies under the Loan Documents with respect to the Existing Defaults as provided herein, Borrowers shall pay to NBD a forbearance fee in the amount of $35,000 (the "Forbearance Fee") simultaneously with the execution of this Agreement.

       26. Expenses, Fees and Costs; Indemnification

       (a) Each Party, jointly and severally, shall be responsible for the payment of all fees and out-of-pocket disbursements incurred by NBD, including fees of counsel and court costs, in any way arising from or in connection with this Agreement, any Collateral, any Loan Document, any Obligations, or the business relationship between NBD on the one hand and any one or more of the Parties on the other hand, including, without limitation:
(1) Audit Fees (as defined in Paragraph 27 below); (2) all fees and expenses (including recording fees and insurance policy fees) of NBD and counsel for NBD for the preparation, examination, approval, negotiation, execution and delivery of, or the closing of any of the transactions contemplated by, this Agreement or any of the Loan Documents; (3) all fees and out-of-pocket disbursements incurred by NBD, including attorneys' fees, in any way arising from or in connection with any action taken by NBD to monitor, advise, administer, enforce or collect any of the Obligations (including under this Agreement, the Guarantor Loan Documents, and any other Loan Document, or otherwise), or any other obligations of any one or more of the Parties, whether joint, joint and several, or several, under this Agreement, any Loan Document, any other existing or future document or agreement, or arising from or relating to the business relationship between NBD, on the one hand, and any one or more of the Parties, on the other hand, or otherwise securing any of the Obligations, including any actions to lift the automatic stay or to otherwise in any way monitor or participate in any bankruptcy, reorganization or insolvency proceeding of any one or more of the Parties; (4) all expenses and fees (including attorneys' fees) incurred in relation to, in connection with, in defense of or in prosecution of any litigation instituted by any one or more of the Parties, NBD, or any third party, against or involving NBD arising from, relating to, or in connection with any of the Obligations, or any one or more of the Parties' other obligations, this Agreement, any Collateral, any Loan Document, or the business relationship between NBD, on the one hand, and any one or more of the Parties, on the other hand, including any so-called "lender liability" action, any claim and delivery or other action for possession of, or foreclosure on, any of the Collateral, post-judgment enforcement of any rights or remedies including enforcement of any judgments, and prosecution of any appeals (whether discretionary or as of right and whether in connection with pre-judgment or post-judgment matters);
(5) all costs, expenses, and fees incurred by NBD or its agents in connection with appraisals and reappraisals of all or any of the Collateral (and each Party must fully cooperate with such appraisers and make its property available for appraisal in connection with as many appraisals as NBD may request); (6) all costs, expenses, and fees incurred by NBD or its counsel in connection with consultants, including, without limitation, the Consultant, expert witnesses, or other professionals retained by NBD or its counsel, to assist, advise, or give testimony with respect to any matter relating to the Collateral, the Obligations, the Loan Documents, the Guaranty, or the business relationship between NBD, on the one hand, and any one or more of the Parties, on the other hand (and each Party must fully cooperate with such Consultant, expert witness or other professional and shall make its premises, books and records, accounting systems, computer systems and other media for the recordation of information available to such persons); and (7) all costs, expenses and fees incurred by NBD in connection with any environmental investigations including, but not limited to, Phase I, Phase II and Phase III environmental audits (and each Party agrees that NBD or its agents may enter on its premises at any time to conduct such environmental investigations). Each Party's agreement, jointly and severally, to be responsible for NBD's attorneys' fees and costs applies regardless of whether or not NBD prevails in whole or in part in any action, proceeding, litigation, or otherwise, and regardless of the nature of any action or litigation or the theories or bases of recovery or defense. Each Party, jointly and severally, agrees to indemnify NBD for all Claims (as hereinafter defined) which may be imposed on, incurred by, or asserted against NBD in connection with this Agreement, any Loan Document, or the transactions contemplated hereby or thereby, or the business relationship between NBD, on the one hand, and any one or more of the Parties, on the other hand.

           (b) All of the foregoing costs, expenses, reimbursement obligations, and indemnification obligations are part of the Obligations and are secured by all of the Collateral.

           (c) "Claims" means any demand, claim, action or cause of action, damage, liability, loss, cost, debt, expense, obligation, tax, assessment, charge, lawsuit, contract, agreement, undertaking or deficiency, of any kind or nature, whether known or unknown, fixed, actual, accrued or contingent, liquidated or unliquidated (including interest, penalties, attorneys' fees and other costs and expenses incident to proceedings or investigations relating to any of the foregoing or the defense of any of the foregoing), whether or not litigation has commenced.

       27. Verification of Accounts/Audits. Attached hereto as Exhibit F is a true and complete list, including accurate addresses and contact persons of all of each Borrower's customers and account debtors. The Parties agree that, NBD, through its employees or authorized agents, is permitted to send a letter to and otherwise contact each Borrower's customers and account debtors to Verify account receivable balances. In addition, NBD shall be permitted full and complete access to each Borrower's facilities, and books and records to conduct audits as often as NBD reasonably desires. The cost of such audits is part of the Obligations, is secured by all Collateral, and must be paid by Borrowers within ten (10) days of receipt of an invoice therefor (the "Audit Fees"). The Audit Fees are in addition to all other interest, fees, costs, and expenses provided for in the Loan Documents or this Agreement.

       28. Other Documents. Each Party must execute, or cause to be executed, any documents requested by NBD to carry out the intent of or to implement this Agreement, the Guarantor Loan Documents, or any other Loan Document.

       29. Cross Default/Cross Collateralization/Remedies. An Event of Default or a default under this Agreement (or any agreement referred to or incorporated herein)as an Event of Default or a default under each document and agreement comprising the Loan Documents (including the Guarantor Loan Documents), and an Event of Default or a default under any document or agreement comprising the Loan Documents (including the Guarantor Loan Documents) is an Event of Default or a default under the terms of this Agreement (and all agreements referred to or incorporated herein). Immediately upon the occurrence of an Event of Default or a default under this Agreement, any Loan Document or any document executed in connection herewith or referenced herein, and without notice or an opportunity to cure such Event of Default or default, NBD has the right to exercise any remedies provided in this Agreement, the Loan Documents, and under applicable law, and the Forbearance Period will automatically expire at NBD's election, without further notice and, at NBD's election but without notice, all of each Party's obligations to NBD (including the Obligations and the Guarantors' obligations under the Guarantor Loan Documents) will be immediately due and payable. In any event, from and after the earlier of expiration of the Forbearance Period or the occurrence of an Event of Default or a default under this Agreement or any Loan Document, NBD may immediately take action to enforce its rights and remedies under the Loan Documents (including enforcement action on account of the Existing Defaults), this Agreement, and applicable law, including collecting the Obligations and foreclosing on the Collateral. Each of the Parties acknowledges and agrees that it was and remains each Party's intent that a default by any Party under any of its Obligations to NBD shall be deemed to be a default under each document or agreement evidencing all of the other Parties' Obligations to NBD, and all Collateral pledged by a Party to secure that Party's Obligations to NBD also secures all of the other Parties' Obligations to NBD. Each Party agrees to execute and deliver to NBD any security agreements, financing statements or other documents NBD may deem necessary or desirable to effectuate the above-referenced provisions. ABSENT THE PRIOR OCCURRENCE OF AN EVENT OF DEFAULT, DEFAULT OR PRIOR DEMAND FOR PAYMENT, ALL OBLIGATIONS, AND GUARANTORS' OBLIGATIONS UNDER THE GUARANTOR LOAN DOCUMENTS ARE DUE AND PAYABLE IN FULL AT THE EXPIRATION OF THE FORBEARANCE PERIOD.

       30. Loan Documents, Guaranties and Secom Mortgage Continue. Except as expressly modified and amended by the terms of this Agreement, all other terms and conditions of the Loan Documents (including the Guarantor Loan Documents and the Secom Mortgage) remain in full force and effect and are hereby ratified, confirmed, and approved. If there is an express conflict between the terms of this Agreement and the terms of the Loan Documents, the terms of this Agreement govern and control. Without limiting the generality of the foregoing, (a) each Guarantor acknowledges and agrees that the Guaranties extend to cover all of the Obligations of Borrowers to NBD, including without limitation, all of such Obligations under this Agreement and under the Loan Documents, and (b) each Party acknowledges and agrees that the Secom Mortgage extends to cover all of Borrowers' Obligations to NBD, including without limitation, all of such Obligations under this Agreement and under the Loan Documents.

       31. Reservation of Rights/No Waivers. This Agreement grants a limited forbearance until the expiration of the Forbearance Period on the terms and conditions set forth in this Agreement. Except for such forbearance through the expiration of the Forbearance Period, all of NBD's rights and remedies against each Party and the Collateral are expressly reserved, including all fights and remedies resulting from, or arising in connection with, the Existing Defaults. Likewise, nothing herein is a waiver of any Existing Defaults, or other defaults existing as of the date hereof, or an agreement to consent to further worsening of such Existing Defaults, or new Events of Default or defaults, or in any way prejudices NBD's rights and remedies under the Loan Documents (including the Guarantor Loan Documents), or applicable law. Further, NBD has the right to waive any terms, provisions, or conditions in this Agreement or the Loan Documents in its sole discretion, and any such waiver does not prejudice, waive, or reduce any other fight or remedy which NBD may have against any one or more of the Parties. No waiver of fights or any condition of this Agreement, the Loan Documents, or any other agreement by NBD is effective unless the same is contained in a writing signed by an authorized agent of NBD.

       32. Credit Inquiries. In the event customers, buyers, investors, potential alternative financing sources, or other parties ask NBD about the current lending relationship among NBD and any one or more of the Parties, each Party agrees that NBD may refer such inquiries to the appropriate Party.

       33. Entire Agreement, Etc.

           (a) This Agreement and the Exhibits hereto constitute the Parties' and NBD's entire understanding with respect to the subject matter hereof. Modifications or amendments to this Agreement must be in writing and signed by the party to be charged in order to be effective. This Agreement is governed by the internal laws of the State of Michigan (without regard to conflicts of law principles). This Agreement is binding on each Party and its respective successors, assigns, heirs, and personal representatives and shall inure to NBD's benefit and its successors and assigns. If any provision of this Agreement conflicts with any applicable statute or law, or is otherwise unenforceable, such offending provision is null and void only to the extent of such conflict or unenforceability, and is deemed separate from and does not invalidate any other provision of this Agreement.

           (b) This Agreement is being entered into among competent persons who are experienced in business and represented by counsel (or who have had the opportunity to be represented by counsel), and has been reviewed by the Parties and their counsel, if any. Therefore, any ambiguous language in this Agreement will not necessariiy be construed against any particular party as the drafter of such language.

           (c) This Agreement may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one instrument. Facsimile copies of signatures are to be treated as original signatures for all purposes.

           (d) References in the Loan Documents and all other documents executed in connection with the Loan Documents (as each of the foregoing is amended hereby) to the Loan Documents mean the Loan Documents as amended by this Agreement.

           (e) The term "including" means including, without limitation, and the term "includes" means includes, without limitation.

           (f) All headings are inserted for convenience only and do not affect the construction or interpretation of this Agreement.

       34. Additional Representations. Each Party represents and warrants to NBD that:

           (a) Each Borrower's execution, delivery, and performance of this Agreement and all agreements and documents delivered in connection herewith by such Borrower, have been duly authorized by all necessary corporate action and do not and will not require any consent or approval of such Borrower's stockholders, violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to such Borrower or it articles of incorporation or bylaws, or result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which such Borrower is a party or by which it or its properties may be bound or affected.

           (b) No authorization, consent, approval, license, exemption of or filing a registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary to the valid execution, delivery or performance by any Borrower of this Agreement and all agreements and documents delivered in connection with this Agreement.

           (c) This Agreement and all agreements and documents delivered pursuant hereto by any one or more of the Parties are the legal, valid and binding obligations of each such Party enforceable against each such Party in accordance with the terms thereof.

           (d) After giving effect to the amendments contained herein and effected pursuant hereto, all representations and warranties contained in the Loan Documents are true and correct on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

           (e) Except for the Existing Defaults, each Party has duly and properly performed, complied with and observed each of its covenants, agreements, and obligations contained in the Loan Documents.

           (f) Borrowers' audited financial statement for the fiscal year ended September 30, 1997, and Borrowers' interim financial statements for the nine-month period ended June 30, 1998, copies of which have been furnished to NBD, fairly present Borrowers' financial condition at such dates and the results of Borrowers' operations for the periods indicated, all substantially in accordance with generally accepted accounting principles applied on a consistent basis.

           (g) No Party has assigned any claim, set off or defense to any individual or entity.

           (h) This Agreement and all of the Exhibits and other written material delivered by any one or more of the Parties to NBD in connection with the transactions contemplated hereby do not contain any statement that is false or misleading with respect to any material fact and do not omit to state a material fact necessary in order to make the statements therein not false or misleading. There is no additional fact of which any Party is aware that has not been disclosed in writing to NBD that materially affects adversely or, so far as each Party can reasonably foresee, will materially affect adversely, any Party's financial condition or business prospects.

           (i) All Parties executing this Agreement in a representative capacity warrant that they have authority to execute this Agreement and legally bind the entity they represent.

       35. Survival; Reliance. All agreements, representations and warranties made in this Agreement (and all agreements referred to or incorporated herein) survive the execution of this Agreement (and all documents and agreements referred to or incorporated herein). Notwithstanding anything in this Agreement (or any documents or agreements referred to or incorporated herein) to the Contrary, no investigation or inquiry by NBD (including by its agents) with respect to any matter which is the subject of any representation, warranty, covenant or other agreement set forth herein or therein is intended, nor shall it be interpreted, to limit, diminish or otherwise affect the full scope and effect of any such representation, warranty, covenant or other agreement. All terms, covenants, agreements, representations and warranties of each Party made herein (or in any documents or agreements referred to or incorporated herein), or in any certificate or other document delivered or to be delivered pursuant hereto, are deemed to be material and to have been relied upon by NBD, notwithstanding any investigation heretofore or hereafter made by NBD or its agents.

       36. Notices. Any notice or other communication required or permitted to be given under this Agreement or any of the Loan Documents must be in writing and delivered personally, telegraphed, telecopied or telexed, or mailed (by certified or registered mail or by recognized overnight courier), postage prepaid, and is deemed given when so delivered personally, telegraphed or telexed, or if mailed, one day after the date of mailing, addressed as follows (or to any another address as to which any party so advises the other parties in writing):

             (a)   If to Borrowers
                   or Guarantors:      Secom General Corporation
                                       46035 Grand River Avenue
                                       Novi, Michigan 48374
                                       Telecopy (248) 347-2829
                                       Attn: Paul Clemente

             (b)   If to NBD:          NBD Bank
                                       701 First National Building
                                       Detroit, Michigan 48226
                                       Telecopy: (313) 225-4355
                                       Attn: Oliver J. Glenn, III

             With a copy to:           Honigman Miller Schwartz and Cohn
                                       2290 First National Building
                                       Detroit, Michigan 48226-3583
                                       Telecopy: (313) 465-8026
                                       Attn: Carol A. Clark

       37. Discretionary Loans; Demand Obligations. Notwithstanding any provisions of this Agreement, it is understood and agreed that NBD is at no time obligated to make any Loan, despite compliance with any express conditions precedent thereto, and NBD may at any time make demand for payment of the Obligations, notwithstanding that there may then exist no Event of Default or default. ABSENT PRIOR DEMAND BY NBD, OR A WRITTEN AGREEMENT SIGNED BY NBD TO THE CONTRARY, ALL OF THE OBLIGATIONS SHALL BE DUE AND PAYABLE IN FULL ON THE EARLIER OF (A) A DEFAULT UNDER THE LOAN DOCUMENTS, INCLUDING THIS AGREEMENT, OR (B) THE EXPIRATION OF THE FORBEARANCE PERIOD.

       38. Impairment of Collateral. The execution and delivery of this Agreement (and all agreements and documents referred to herein) does not impair or affect any other security (by endorsement or otherwise) for the Obligations, or any one or more of the Parties' other obligations to NBD. No security taken before or after as security for the Obligations impairs or affects this Agreement (or any agreement or document referred to herein). All present and future additional security is to be considered as cumulative security.

       39. Time Is of the Essence. Each Party acknowledges and agrees that time is of the essence as to each and every term and provision of this Agreement and each Loan Document.

       40. Adverse Events. Promptly upon gaining knowledge thereof or at such time as any Party should have known thereof, each Party must inform NBD of the occurrence of any Event of Default, or default, or any event which with the lapse of time or service of notice or both would constitute an Event of Default or default under this Agreement or any of the Loan Documents, or of any other occurrence which has or could reasonably be expected to have a materially adverse effect on any Party's business, properties, or financial condition or upon any Party's ability to comply with its obligations under this Agreement or the Loan Documents (including the Guarantor Loan Documents).

       41. Non-Waiver. No failure or delay on the part of NBD in the exercise of any power or fight, and no course of dealing between any one or more of the Parties or any Personal Guarantor and NBD, operates as a waiver of such power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. The remedies provided for herein are cumulative and not exclusive of any remedies which may be available to NBD at law or in equity. No notice to or demand on any Party not required hereunder or under the Loan Documents entitles any such Party to any other or further notice or demand in similar or other circumstances, or waives NBD's right to any other or further action in any circumstances without notice or demand. Any waiver of an provision of this Agreement or the Loan Documents and any consent to any departure by any one or more of the Parties from the terms of any provision of this Agreement or the Loan Documents, is effective only if in writing signed by an authorized officer of NBD, and only in the specific instance and for the specific purpose for which given.

       42. No Other Promises or Inducements. There are no promises or inducements which have been made to any signatory hereto to cause such signatory to enter into this Agreement other than those which are set forth in this Agreement.

       43. Additional Agreements. Prior to or simultaneously with the execution and delivery of this Agreement (or such other date as is indicated below), the Parties shall cause to be executed and delivered to NBD the following documents:

           (a) The Amended Notes executed by Borrowers;

           (b) The Amended and Restated Security Agreements and the New UCC's executed by Borrowers;

           (c) The list of customers and account debtors;

           (d) The Second Amended and Restated Future Advance Mortgage executed by Secom;

           (e) Certificate of Resolutions in the form attached as Exhibit K hereto, executed by Borrower;

           (f) A Security Agreement and UCC-I Financing Statement in the form of Exhibit L attached hereto, executed by Milford;

           (g) A UCC-I Financing Statement covering equipment owned by Uniflow and financed by NBD as described on such UCC-1 Financing Statement in the form of Exhibit M attached hereto;

           (h) Executed demand deposit account signature cards and resolutions for all of Borrowers' operating accounts in the form of Exhibit N attached hereto; and

           (i) Such other financing statements, resolutions, searches and other documents and agreements reasonably required by NBD, to effectuate the transactions contemplated by this Agreement.

       44. Subordination Agreements. ANYTHING CONTAINED IN THIS AGREEMENT OR IN ANY OTHER AGREEMENT TO THE CONTRARY NOTWITHSTANDING, NOTHING CONTAINED IN THIS AGREEMENT OR IN ANY OTHER AGREEMENT RESTRICTS OR PROHIBITS NBD'S RIGHT TO BLOCK, STOP OR PROHIBIT PAYMENTS TO ANY SUBORDINATED CREDITOR(S) ON ACCOUNT OF THE EXISTING DEFAULTS OR OTHERWISE. Without limiting the generality of the previous sentence and notwithstanding any provision of any Subordination Agreement to the contrary, Guarantors agree jointly and severally that all amounts owing by any Borrower to any of them, however evidenced, present or future (the "Subordinated Indebtedness") are subordinated to all of the Obligations, AND HEREBY WAIVE ALL RIGHTS TO RECEIVE PAYMENTS ON OR RELATED TO THE SUBORDINATED INDEBTEDNESS UNTIL SUCH TIME AS NBD HAS RECEIVED PAYMENT IN FULL WITH RESPECT TO THE OBLIGATIONS.

       45. Payments to Shareholders. Effective immediately, all dividends, distributions and other payments to shareholders, present or future, whether by way of stock redemption, payments on preferred stock, or deferred compensation, principal or interest, shall cease in their entirety, except for those payments specifically permitted by this Agreement, or those in connection with a 401K Plan.

       46. STATUTE OF FRAUDS. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. ALL PRIOR AND CONTEMPORANEOUS ORAL AGREEMENTS, IF ANY, BETWEEN NBD, ON THE ONE HAND, AND ANY ONE OR MORE OF THE PARTIES, ON THE OTHER HAND, ARE MERGED INTO THIS AGREEMENT AND DO NOT SURVIVE THE EXECUTION OF THIS AGREEMENT.

       47. RELEASE. AS OF THE DATE HEREOF EACH PARTY REPRESENTS AND WARRANTS THAT HE, SHE OR IT IS AWARE OF, AND POSSESSES, NO CLAIMS OR CAUSES OF ACTION AGAINST NBD. NOTWITHSTANDING THIS REPRESENTATION AND AS FURTHER CONSIDERATION FOR THE AGREEMENTS AND UNDERSTANDINGS HEREIN, EACH PARTY INDIVIDUALLY, JOINTLY, SEVERALLY, AND JOINTLY AND SEVERALLY, IN EVERY CAPACITY, INCLUDING BUT NOT LIMITED TO, AS SHAREHOLDERS, OFFICERS, PARTNERS, DIRECTORS, INVESTORS, OR CREDITORS OF ANY ONE OR MORE OF THE PARTIES, EACH OF THEIR EMPLOYEES, AGENTS, EXECUTORS, SUCCESSORS AND ASSIGNS, HEREBY RELEASES NBD, ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, AFFILIATES, SUBSIDIARIES, SUCCESSORS AND ASSIGNS FROM ANY LIABILITY, CLAIM, RIGHT OR CAUSE OF ACTION WHICH NOW EXISTS, OR HEREAFTER ARISES, WHETHER KNOWN OR UNKNOWN, ARISING FROM OR IN ANY WAY RELATED TO FACTS IN EXISTENCE AS OF THE DATE HEREOF. BY WAY OF EXAMPLE AND NOT

LIMITATION, THE FOREGOING INCLUDES ANY CLAIMS IN ANY WAY RELATED TO ACTIONS TAKEN OR OMITTED TO BE TAKEN BY NBD UNDER THE LOAN DOCUMENTS, THE BUSINESS RELATIONSHIP WITH NBD AND ALL OTHER OBLIGATIONS OF ANY NATURE OR KIND OF ANY ONE OR MORE OF THE PARTIES, ANY ORAL AGREEMENTS OR UNDERSTANDINGS (ACTUAL OR ALLEGED), ANY BANKING RELATIONSHIPS THAT ANY ONE OR MORE OF THE PARTIES HAS OR MAY HAVE HAD WITH NBD AT ANY TIME AND FOR ANY REASON INCLUDING, BUT NOT LIMITED TO, DEMAND DEPOSIT ACCOUNTS, OR OTHERWISE.

       48. WAIVER OF JURY TRIAL AND BOND; SUBMISSION TO JURISDICTION; AND ACKNOWLEDGMENT.

       (a) ANY JUDICIAL PROCEEDING AGAINST ANY ONE OR MORE OF THE PARTIES BROUGHT BY NBD WITH RESPECT TO ANY TERM OR CONDITION OF THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY OTHER PRESENT OR FUTURE AGREEMENT BETWEEN ANY ONE OR MORE OF THE PARTIES AND NBD MAY BE BROUGHT BY NBD IN A COURT OF COMPETENT JURISDICTION IN THE STATE OF MICHIGAN, UNITED STATES OF AMERICA, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY AND NBD ACCEPT FOR THEMSELVES AND IN CONNECTION WITH THEIR RESPECTIVE PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREE TO BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY OTHER PRESENT AND FUTURE AGREEMENT BETWEEN ANY ONE OR MORE OF THE PARTIES AND NBD. EACH PARTY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON THEM, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY MAIL OR MESSENGER DIRECTED TO THEM AT THEIR ADDRESSES SET FORTH IN THIS AGREEMENT. EACH OF THE PARTIES WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND OR SURETY WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF NBD. NOTHING CONTAINED IN THIS SECTION AFFECTS NBD'S RIGHT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECTS NBD'S RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST ANY ONE OR MORE OF THE PARTIES OR ANY ONE OR MORE OF THEIR PROPERTIES IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY PARTY AGAINST NBD INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER OR CLAIM IN ANY WAY ARISING OUT OF, RELATED TO OR CONNECTED WITH THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY PRESENT OR FUTURE AGREEMENT BETWEEN ANY ONE OR MORE OF THE PARTIES AND NBD, MUST BE BROUGHT ONLY IN A COURT LOCATED IN THE STATE OF MICHIGAN. EACH PARTY WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED

HEREUNDER OR IN CONNECTION HEREWITH AND MAY NOT ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE OR BASED UPON FORUM NONCONVENIENS.

         (b) EACH PARTY ACKNOWLEDGES THAT (1) HE, SHE OR IT HAS FULLY READ ALL OF THIS AGREEMENT AND HAS BEEN GIVEN THE OPPORTUNITY TO CONSULT WITH COUNSEL AND OTHER ADVISORS OF HIS, HER OR ITS CHOICE, AND AFTER CONSULTING WITH SUCH COUNSEL OR ADVISORS, KNOWLINGLY, VOLUNTARILY AND WITHOUT DURESS, COERCION, UNLAWFUL RESTRAINT, INTIMIDATION OR COMPULSION, ENTERS INTO THIS AGREEMENT, BASED UPON SUCH ADVICE AND COUNSEL AND IN THE EXERCISE OF HIS, HER OR ITS BUSINESS JUDGMENT, (2) THIS AGREEMENT HAS BEEN ENTERED INTO IN EXCHANGE FOR GOOD AND VALUABLE CONSIDERATION, RECEIPT OF WHICH THE PARTIES HERETO ACKNOWLEDGE, (3) HE, SHE OR IT HAS CAREFULLY AND COMPLETELY READ ALL OF THE TERMS AND PROVISIONS OF THIS AGREEMENT AND IS NOT RELYING ON THE OPINIONS OR ADVICE OF NBD OR HIS, HER OR ITS AGENTS OR REPRESENTATIVES IN ENTERING INTO THIS AGREEMENT.

         (c) THE PARTIES HERETO ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL RIGHT, BUT THAT THIS RIGHT MAY BE WAIVED. NBD AND EACH PARTY EACH HEREBY KNOWINGLY, VOLUNTARILY AND WITHOUT COERCION, WAIVE ALL RIGHTS TO A TRIAL BY JURY OF ALL DISPUTES ARISING OUT OF OR IN RELATION TO THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY OTHER AGREEMENTS BETWEEN ANY OF THE PARTIES. NO PARTY WILL BE DEEMED TO HAVE RELINQUISHED THE BENEFIT OF THIS WAIVER OF JURY TRIAL UNLESS SUCH RELINQUISHMENT IS IN A WRITTEN INSTRUMENT SIGNED BY THE PARTY TO WHICH SUCH RELINQUISHMENT WILL BE CHARGED. EACH PARTY AND NBD AGREE THAT ANY OF THEM MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THEIR CONSENT TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY AND THE OTHER AGREEMENTS SET FORTH IN THIS AGREEMENT.

WITNESS                          NBD BANK

/s/ Scott J. Konieczny           By: /s/ Oliver J. Glenn, III
                                          Name: Oliver J. Glenn, III
                                          Title: Vice President

[Signatures continued on Page 28]

[Signatures continued from Page 27]

WITNESS                          SECOM GENERAL CORPORATION

/s/ Scott J. Konieczny           By: /s/ Paul D. Clemente
                                          Name: Vice President
                                          Title:

Subscribed and sworn to before me this 25th day of Nov., 1998.

                                 /s/ Marlene Baynes
                                 Notary Public, Oakland County, MI
                                 My Commission Expires: 5-28-2002


 WITNESS                         FORM FLOW, INC.

/s/ Scott J. Konieczny           By: /s/ Paul D. Clemente
                                          Name:
                                          Title: Director

Subscribed and sworn to before me this 25th day of Nov., 1998.

                                 /s/ Marlene Baynes
                                 Notary Public, Oakland County, MI
                                 My Commission Expires: 5-28-2002


 WITNESS                         L & H DIE, INC.

/s/ Scott J. Konieczny           By: /s/ Paul D. Clemente
                                          Name:
                                          Title: Director

Subscribed and sworn to before me this 25th day of Nov., 1998.

                                 /s/ Marlene Baynes
                                 Notary Public, Oakland County, MI
                                 My Commission Expires: 5-28-2002

[Signatures continued on Page 29]

                                          MARLENE BAYNES
                                 Notary Public, Oakland County, MI
                                  My Commission Expires 5-28-2002

 WITNESS                         MICANOL, INC.

/s/ Scott J. Konieczny           By: /s/ Paul D. Clemente
                                          Name:
                                          Title: Director

Subscribed and sworn to before me this 25th day of Nov., 1998.

                                 /s/ Marlene Baynes
                                 Notary Public, Oakland County, MI
                                 My Commission Expires: 5-28-2002


 WITNESS                         UNIFLOW CORPORATION

/s/ Scott J. Konieczny           By: /s/ Paul D. Clemente
                                          Name:
                                          Title: Director

Subscribed and sworn to before me this 25th day of Nov., 1998.

                                 /s/ Marlene Baynes
                                 Notary Public, Oakland County, MI
                                 My Commission Expires: 5-28-2002


                                 MMC MANUFACTURING CORP. F/K/A
 WITNESS                         MILFORD MANUFACTURING,
CORPORATION

/s/ Scott J. Konieczny           By: /s/ Paul D. Clemente
                                          Name: Vice President
                                          Title:

Subscribed and sworn to before me this 25th day of Nov., 1998.

                                 /s/ Marlene Baynes
                                 Notary Public, Oakland County, MI
                                 My Commission Expires: 5-28-2002

                                         MARLENE BAYNES
                                 Notary Public, Oakland County, MI
                                  My Commission Expires 5-28-2002

                                  EXHIBITS


Exhibit A:    Projections

Exhibit B:    Second Amended and Restated Master Demand Business Loan Note
              (attached)

Exhibit C:    Second Amended and Restated Term Note (attached)

Exhibit D:    Second Amended and Restated Equipment Term Note (attached)

Exhibit E:    Dominion of Funds Agreement

Exhibit F:    List of Borrowers' Customers

Exhibit G:    Amended Security Agreements

Exhibit H:    New UCC's

Exhibit I:    Second Amended and Restated Mortgage

Exhibit J:    Other Lenders' Existing Defaults

Exhibit K:    Certificate of Resolutions

Exhibit L:    Milford Security Agreement and UCC-1 Financing Statement

Exhibit M:    Uniflow UCC-1 Financing Statement

Exhibit N:    Demand Deposit Account Signature Cards and Resolutions

Exhibit "B"

                         SECOND AMENDED AND RESTATED
                       MASTER DEMAND BUSINESS LOAN NOTE

Amount: (DELTA) $3,000,000                   Dated: as of November 25, 1998
                                                 Made at Detroit, Michigan.

       FOR VALUE RECEIVED, the undersigned, jointly and severally, promise to pay to the order of NBD BANK ("Bank"), at its offices in Detroit, Michigan or at such other place as the holder of this note may from time to time designate in writing on demand, the principal sum of (DELTA) Three Million (DELTA) and 00/100 Dollars (DELTA)($3,000,000.00), together with interest on the outstanding balance thereof as provided below. THIS NOTE IS PAYABLE ON DEMAND. Until demand, the undersigned shall make monthly payments of accrued interest commencing on December 1, 1998, and continuing on the 1st day of each consecutive month thereafter. Unpaid interest under the Prior Notes (defined below) is due on December 1, 1998.

       The indebtedness under this Note outstanding from time to time prior to maturity (whether by demand, acceleration or otherwise) or the occurrence of an Event of Default shall bear interest on the basis of a year of 360 days for the actual number of days elapsed in each month, at the rate of 1% per annum above the Bank's Prime Rate (the "Applicable Rate"), as more fully provided in the Amended and Restated Revolving Credit and Loan Agreement dated as of June 30, 1996, as amended by First Amendment to Revolving Credit and Loan Agreement dated as of August 22, 1997, Second Amendment to Revolving Credit and Loan Agreement dated as of January 1, 1998, and an Amendment and Forbearance Agreement (the "Forbearance Agreement") dated the date hereof (as so amended and as may be further amended from time to time, the "Credit Agreement"). Capitalized terms not otherwise defined herein shall have the meanings given them in the Credit Agreement. As used herein, the "Prime Rate" shall be the per annum rate of interest from time to time announced by the Bank (or any successor thereto) as its prime rate, which prime rate may not be the lowest `rate of interest charged by the Bank to any of its customers. Any change in the Prime Rate shall immediately effect a change in the rate of interest payable hereunder.

       After maturity, or from and after an Event of Default, the outstanding principal balance under this Note shall bear additional interest from and after such maturity date or the occurrence of the Event of Default, at a rate of three (3%) percentage points per annum above the Applicable Rate until the
Note is fully paid or the Event of Default is fully cured (the "Default
Rate").

       If any payment is not received by Bank within fifteen days after its due date, the Bank may assess and the undersigned agree to pay a late fee equal to the lesser of 5% of the past due amount or the Late Fee Cap. The Late Fee Cap is $350 and is based on the original principal amount of this Note.

       Principal of and interest on this Note shall be payable in lawful money of the United States of America. The undersigned agrees to pay all costs of collection and enforcement of this Note, including reasonable attorneys' fees and court costs

       The indebtedness under this Note may be prepaid in whole or in part at any time. In addition to the payments described above, additional payments on this Note may be due and payable pursuant to the terms of the Credit Agreement.

       Bank is hereby authorized by Borrowers to record on its books and records, the date and amount of each Revolving Loan, the Loan Period, the applicable interest rate (including any changes therein), the amount of each payment of principal thereon and such other information as appropriate, which books and records shall constitute rebuttable presumptive evidence of the information so recorded, provided, however, that any failure by Bank to record any such information shall not relieve Borrowers of their obligation to repay the outstanding principal amount of all Revolving Loans made by Bank, all accrued interest thereon and any amount payable with respect thereto in accordance with the terms of this Note and the Credit Agreement.

       This Note is given pursuant to the terms and conditions of the Credit Agreement, including the Forbearance Agreement. This Note is secured by, among other collateral, the collateral granted to Lender under the terms of the Credit Agreement, including the Forbearance Agreement, and the Loan Documents. The occurrence of any default under the Credit Agreement, including the Forbearance Agreement, or any of the Loan Documents (as such documents may have been amended by the Credit Agreement), or any document or instrument referred to or incorporated into any of the foregoing shall be deemed a default under this Note and shall entitle the holder of this Note to accelerate the maturity of the debt evidenced by this Note and to have all rights and remedies afforded by law or available under the Credit Agreement, including the Forbearance Agreement, the Loan Documents and under all other agreements referred to or executed in connection with any of the foregoing.

       This Note consolidates, amends and restates (but does not discharge) certain existing obligations evidenced by a Line of Credit Note, dated as of June 30, 1996 in the original principal amount of $2,000,000, and an Amended and Restated Revolving Credit Note, dated June 30, 1996, in the original principal amount of $4,000,000, all from the undersigned,to Bank ("Prior Notes"). Any references in the Credit Agreement or any other agreement to the Prior Notes shall hereafter constitute a reference to this Note.

       The undersigned, and all endorsers and guarantors, hereby severally waive valuation and appraisement, presentment, protest and demand, notice of protest, demand and dishonor and nonpayment of this Note, and expressly agree that the maturity of this Note, or any payment due under this Note, may be extended from time to time without in any way affecting the liability of the undersigned or such endorsers or guarantors.

       This Note, made and executed in the State of Michigan, shall be governed and construed according to the internal laws of the State of Michigan.

                                            SECOM GENERAL CORPORATION,
                                            a Delaware corporation
                                            By:  ______________________
                                                 Name: Paul Clemente
                                                 Its: Vice President
                                            46035 Grand River Ave.
                                            Novi, Michigan 48374

                                            UNIFLOW CORPORATION
                                            By:  ______________________
                                                 Paul Clemente
                                                 Its: Vice President
                                            26600 Heyn Drive
                                            Novi, Michigan 48450

                                            MICANOL, INC.
                                            By:  ______________________
                                                 Paul Clemente
                                                 Its: Vice President
                                            P.O. Box 881
                                            46001 Grand River
                                            Novi, Michigan 48376

                                            L&H DIE, INC.
                                            By:  ______________________
                                                 Paul Clemente
                                                 Its: Vice President
                                            38200 Ecorse Road
                                            Romulus, Michigan 48174

                                            FORM FLOW, INC.
                                            By:  ______________________
                                                 Paul Clemente
                                                 Its: Vice President
                                            6901 Cogswell
                                            Romulus, Michigan 48174

[Signature of Milford Manufacturing continued on Page 4]

[Signature of Milford Manufacturing continued from Page 3]

                                          MMC MANUFACTURING CORP., f/k/a
                                          MILFORD MANUFACTURING, CORPORATION
                                          By:  _____________________________
                                               Name:________________________
                                               Its:_________________________
                                          101 Oak Street
                                          Milford, Michigan 48381

Exhibit "C"

                         SECOND AMENDED AND RESTATED
                                  TERM NOTE


Amount: $625,592.35                             Dated: as of November 25, 1998
Due Date: (DELTA) Demand or February 1, 1999         Made at Detroit, Michigan


       FOR VALUE RECEIVED, the undersigned promise to pay to the order of NBD BANK ("Bank"), at its offices in Detroit, Michigan or at such other place as the holder of this Note may from time to time designate in writing, the principal sum of SIX HUNDRED TWENTY-FIVE THOUSAND, FIVE HUNDRED NINETY-TWO AND 35/100 Dollars ($625,592.35), together with interest on the outstanding balance thereof at 1% above the Bank's Prime Rate (the "Note Rate"), as more fully provided in the Credit Agreement referred to below, payable as follows:
Unless earlier demand for payment is made, principal is payable in 2 monthly installments (DELTA) in the amount of $5,000 plus accrued interest on December 6, 1998 and January 6, 1999, followed by a balloon payment of all remaining principal and interest on (DELTA) February 1, 1999. As used herein, the "Prime Rate" shall be the per annum rate of interest from time to time announced by the Bank (or any successor thereto) as its prime rate, which prime rate may not be the lowest rate of interest charged by the Bank to any of its customers. Any change in the Prime Rate shall immediately effect a change in the rate of interest payable hereunder.

       After maturity, or from and after an Event of Default, described below, the outstanding principal balance under this Note shall bear additional interest from and after such maturity date or the occurrence of the Event of Default, at a rate of three (3%) percentage points per annum above the Note Rate until the Note is fully paid or the Event of Default is fully cured (the "Default Rate").

       The indebtedness under this Note outstanding from time to time shall bear interest on the basis of a year of 360 days for the actual number of days elapsed in each month. Principal of and interest on this Note shall be payable in lawful money of the United States of America. The undersigned agrees to pay all costs of collection and enforcement of this Note, including reasonable attorneys' fees and court costs.

       If any payment is not received by Bank within fifteen days after its due date, the Bank may assess and the undersigned agree to pay a late fee equal to the lesser of 5% of the past due amount or the Late Fee Cap. The Late Fee Cap is $200 and is based on the original principal amount of this Note.

       The indebtedness under this Note may be prepaid in whole or in part at any time.

       This Note is given pursuant to the terms and conditions of the Amended and Restated Revolving Credit and Loan Agreement dated as of June 30, 1996, as amended by First Amendment to Amended and Restated Revolving Credit and Loan Agreement dated as of August 22, 1997, Second Amendment to Revolving Credit and Loan Agreement dated as of January 1, 1998, and an Amendment and Forbearance Agreement (the "Forbearance Agreement") dated the date hereof (as so amended and as may be further amended from time to time, the "Credit Agreement"). Capitalized terms not otherwise defined herein shall have the meanings given them in the Credit Agreement. This Note is secured by, among other collateral, the collateral granted to Lender under the terms of the Credit Agreement, including the Forbearance Agreement, and the Loan Documents. The occurrence of any Event of Default under the Credit Agreement, including the Forbearance Agreement, or any default under any of the Loan Documents or any document or instrument referred to or incorporated into any of the foregoing shall be deemed an Event of Default under this Note and shall entitle the holder of this Note to accelerate the maturity of the debt evidenced by this Note and to have all rights and remedies afforded by law or available under the Credit Agreement, including the Forbearance Agreement, the Loan Documents and under all other agreements referred to or executed in connection with any of the foregoing.

       This Second Amended and Restated Term Note, among other things, amends and restates (but does not discharge) the indebtedness outstanding under that certain Amended and Restated Term Note dated as of June 30, 1996, in the original principal amount of $775,000. Any reference in any other document or instrument to the foregoing notes shall constitute a reference to this Second Amended and Restated Term Note.

       The undersigned, and all endorsers and guarantors, hereby severally waive valuation and appraisement, presentment, protest and demand, notice of protest, demand and dishonor and nonpayment of this Note, and expressly agree that the maturity of this Note, or any payment due under this Note, may be extended from time to time without in any way affecting the liability of the undersigned or such endorsers or guarantors.

       This Note, made and executed in the State of Michigan, shall be governed and construed according to the internal laws of the State of Michigan.

                                          SECOM GENERAL CORPORATION,
                                          a Delaware corporation
                                          By:  ______________________
                                               Name: Paul Clemente
                                               Title: Vice President
                                          46035 Grand River Ave.
                                          Novi, Michigan 48374

Exhibit "D"

               SECOND AMENDED AND RESTATED EQUIPMENT TERM NOTE


Amount: $644,680                               Dated: as of November 25, 1998
Due Date: (DELTA) Demand or February 1, 1999       Made at Detroit, Michigan.

       FOR VALUE RECEIVED, the undersigned, jointly and severally, promise to pay to the order of NBD BANK ("Bank"), at its offices in Detroit, Michigan or at such other place as the holder of this note may from time to time designate in writing, the principal sum of SIX HUNDRED FORTY-FOUR THOUSAND, SIX HUNDRED EIGHTY AND 00/100 Dollars ($644,680), together with interest on the outstanding balance thereof as provided below, payable as follows:
(DELTA) Unless earlier demand for payment is made, principal is payable in 2 equal monthly installments equal to $10,750 of the principal, beginning on December 1, 1998 and January 1, 1999, followed by a balloon payment of all remaining principal and interest on (DELTA) February 1, 1999. Interest is payable in monthly payments of accrued interest commencing on December 1, 1998, and continuing on the first day of each consecutive month thereafter until maturity. Accrued interest since the last payment on the Prior Note (defined below) shall be due on December 1, 1998.

       The indebtedness under this Note outstanding from time to time prior to maturity (whether by acceleration or otherwise) or the occurrence of an Event of Default shall bear interest on the basis of a year of 360 days for the actual number of days elapsed in each month, at the rate of 1% per annum over the rate announced from time to time as Bank's Prime Rate (the "Applicable Rate"), as more fully described in the Amended and Restated Revolving Credit and Loan Agreement dated as of June 30, 1996, as amended by First Amendment to Amended and Restated Revolving Credit and Loan Agreement, dated as of August 22, 1997, Second Amendment to Amended and Restated Revolving Credit and Loan Agreement dated as of January 1, 1998, and an Amendment and Forbearance Agreement (the "Forbearance Agreement") dated as of the date hereof (as so amended and as may be further amended from time to time, the "Credit Agreement"). Capitalized terms not otherwise defined herein shall have the meanings given them in the Credit Agreement.

       After maturity, or from and after an Event of Default, the outstanding principal balance under this Note shall bear additional interest from and after such maturity date or the occurrence of the Event of Default, at a rate of three (3%) percentage points per annum above the Applicable Rate until the
Note is fully paid or the Event of Default is fully cured (the "Default
Rate").

       If any payment is not received by Bank within fifteen days after its due date, the Bank may assess and the undersigned agree to pay a late fee equal to the lesser of 5% of the past due amount or the Late Fee Cap. The Late Fee Cap is $200 and is based on the original principal amount of this Note.

       Principal of and interest on this Note shall be payable in lawful money of the United States of America. The undersigned agrees to pay all costs of collection and enforcement of this Note, including reasonable attorneys' fees and court costs.

       The indebtedness under this Note may be prepaid in whole or in part at any time subject to any applicable indemnity payment under the Credit Agreement.

       This Note is given pursuant to the terms and conditions of the Credit Agreement, including the Forbearance Agreement. This Note is secured by, among other collateral, the collateral granted to Bank under the terms of the Credit Agreement, including the Forbearance Agreement, and the Loan Documents. The occurrence of any default under the Credit Agreement, including the Forbearance Agreement, or any of the Loan Documents (as such documents may have been amended by the Credit Agreement), or any document or instrument referred to or incorporated into any of the foregoing shall be deemed a default under this Note and shall entitle the holder of this Note to accelerate the maturity of the debt evidenced by this Note and to have all rights and remedies afforded by law or available under the Credit Agreement, including the Forbearance Agreement, the Loan Documents and under all other agreements referred to or executed in connection with any of the foregoing.

       Bank is hereby authorized by Borrowers to record on its books and records, the Loan Period, the applicable interest rate (including any changes therein), the amount of each payment of principal thereon and such other information as appropriate, which books and records shall constitute rebuttable presumptive evidence of the information so recorded, provided, however, that any failure by Bank to record any such information shall not relieve Borrowers of their obligation to repay the outstanding principal amount of all Equipment Advances made by Bank, all accrued interest thereon and any amount payable with respect thereto in accordance with the terms of this Note and the Credit Agreement.

       This Note amends and restates (but does not discharge) the Amended and Restated Equipment Line Note dated as of January 1, 1998, in the original principal amount of $1,500,000, from the undersigned to Bank (the "Prior Note"). Any reference in the Credit Agreement or any other agreement to the Prior Note shall hereafter constitute a reference to this Note.

       The undersigned, and all endorsers and guarantors, hereby severally waive valuation and appraisement, presentment, protest and demand, notice of protest, demand and dishonor and nonpayment of this Note, and expressly agree that the maturity of this Note, or any payment due under this Note, may be extended from time to time without in any way affecting the liability of the undersigned or such endorsers or guarantors.

       This Note, made and executed in the State of Michigan, shall be governed and construed according to the internal laws of the State of Michigan.

                                          SECOM GENERAL CORPORATION,
                                          a Delaware corporation
                                          By:  _____________________________
                                               Name:________________________
                                               Its:_________________________
                                          46035 Grand River Ave.
                                          Novi, Michigan 48374

                                          UNIFLOW CORPORATION
                                          By:  _____________________________
                                               Name:________________________
                                               Its:_________________________
                                          26600 Heyn Drive
                                          Novi, Michigan 48450

                                          MICANOL, INC.
                                          By:  _____________________________
                                               Name:________________________
                                               Its:_________________________
                                          P.O. Box 881
                                          46001 Grand River
                                          Novi, Michigan 48376

                                          L & H DIE, INC.
                                          By:  _____________________________
                                               Name:________________________
                                               Its:_________________________
                                          38200 Ecorse Roa
                                          Romulus, Michigan 48174

[Signatures continued on Page 4]

[Signatures continued from Page 3]

                                          FORM FLOW, INC.
                                          By:  _____________________________
                                               Name:________________________
                                               Its:_________________________
                                          6901 Cogswell
                                          Romulus, Michigan 48174

                                          MMC MANUFACTURING CORP., f/k/a
                                          MILFORD MANUFACTURING, CORPORATION
                                          By:  _____________________________

                                               Name:________________________
                                               Its:_________________________
                                          101 Oak Street
                                          Milford, MI 48381